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                        LAZARE KAPLAN INTERNATIONAL INC.
                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

         This First Amendment to Revolving Credit Agreement (herein, the "Amendment") is entered into as of December ___, 2005, between Lazare Kaplan International Inc., a Delaware corporation (the "Borrower") and HSBC Bank USA, National Association, as Lender (the "Lender").

                             PRELIMINARY STATEMENTS

         A. The Borrower and Lender entered into a certain Revolving Credit Agreement, dated as of September 28, 2004 (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         B. The Borrower has requested that Lender amend the Credit Agreement to
(i) amend certain provisions with respect to permitted Indebtedness of Borrower and (ii) modify the terms of Borrower's Capital Expenditure covenant as set forth below, and Lender is willing to do so under the terms and conditions set forth in this Amendment.

         Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. AMENDMENTS.

         Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:


                  1.1 The definition of "Antwerp Diamond Bank Line" appearing in
         Section 1 of the Credit Agreement shall be amended in its entirety as follows:

                  "Antwerp Diamond Bank Line: Collectively, subject to Section 7.2(b)(vi), the unsecured line of credit given to the Borrower by Antwerp Diamond Bank and the unsecured line of credit given to the Borrower's wholly-owned Subsidiary, Lazare Kaplan Belgium (LKB) NV by Antwerp Diamond Bank, in the aggregate amount of up to $70,000,000.

                  1.2 Section 7.2(a) of the Credit Agreement shall be amended in its entirety as follows:

                  "(a)create, incur or assume any Indebtedness other than (i) Indebtedness to Bank, (ii) up to $45,000,000 in unsecured Indebtedness under the ABN AMRO Leumi Credit Agreement, (iii) up to $70,000,000 in, subject to Section 7.2(b)(vi), unsecured Indebtedness (which shall include any Indebtedness of Lazare Kaplan Belgium (LKB) NV) under lines of credit from Antwerp Diamond Bank to it and such Subsidiary, including guaranties by Subsidiaries of the Borrower (including, without




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                  limitation, Material Domestic Subsidiaries) in connection with such Indebtedness, (iv) up to five hundred fifty million Yen in unsecured Indebtedness to ABN AMRO Bank N.V., Tokyo branch, including guaranties by Subsidiaries of the Borrower (including, without limitation, Material Domestic
                  Subsidiaries) in connection with such Indebtedness, (v) current liabilities of the Borrower not incurred through the borrowing of money or the obtaining of credit on an open account basis customarily extended, (vi) Indebtedness in respect of taxes or other governmental charges contested in good faith and by appropriate proceedings and for which adequate reserves have been taken, (vii) up to $6,000,000 in Indebtedness (which shall include all Indebtedness of Subsidiaries of Borrower) to Nedbank, Limited, South Africa, including guaranties by the Borrower and Subsidiaries of the Borrower in connection with such Indebtedness, and (viii) other unsecured Indebtedness not in excess of $250,000;"

                  1.3 Section 7.2(b) of the Credit Agreement shall be amended by deleting the word "and" in front of clause (v) and by adding the following wording to the end of Section 7.2(b):

                  "and (vi) Liens granted by Subsidiaries of the Borrower on the property of such Subsidiaries located outside of the United States to secure Indebtedness permitted by Section7.2(a)(iii) or Section 7.2(a)(vii);"

                  1.4 Section 7.2(h) of the Credit Agreement shall be amended by replacing "$1,5000,000" with "$4,000,000" in such Section.

SECTION 2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  2.1 The Borrower and Lender shall have executed and delivered this Amendment.

                  2.2 Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment.

                  2.3 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to Lender.

                  2.4 Lazare Kaplan Europe Inc. and Lazare Kaplan Japan Inc. shall have executed and delivered to Lender their consent to this Amendment in the form set forth below.





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SECTION 3. REPRESENTATIONS.

         In order to induce Lender to execute and deliver this Amendment, the Borrower hereby represents to Lender that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5(d) shall be deemed to refer to the most recent financial statements of the Borrower delivered to Lender) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

                  4.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

                  4.2 The Borrower agrees to pay on demand all costs and expenses of or incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for Lender.

                  4.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

                           [SIGNATURE PAGE TO FOLLOW]



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         This First Amendment to Revolving Credit Agreement is entered into as of the date and year first above written.

                                      LAZARE KAPLAN INTERNATIONAL INC.


                                      By:
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------




         Accepted and agreed to.

                                      HSBC BANK USA, NATIONAL ASSOCIATION



                                      By:
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------




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                     GUARANTOR'S ACKNOWLEDGEMENT AND CONSENT

         Each of the undersigned heretofore executed and delivered to Lender a Guaranty dated September 28, 2004. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent thereof to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, specifically required by the Guaranty referred to above.

                                      LAZARE KAPLAN EUROPE INC.



                                      By:
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                      LAZARE KAPLAN JAPAN INC.



                                      By:
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------



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